SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  December 23, 2003
(Date of earliest event reported)

Commission File No. 333-105940



                    Banc of America Mortgage Securities, Inc.
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                Delaware                                36-4514369
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        (State of Incorporation)          (I.R.S. Employer Identification No.)



201 North Tryon Street, Charlotte, North Carolina                    28255
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     Address of principal executive offices                        (Zip Code)



                                 (704) 387-8239
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM 5.     Other Events
            ------------

On December 23, 2003, Banc of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), sold Banc of America Alternative Loan Trust 2003-11 Mortgage Pass-Through Certificates, Series 2003-11, Class 1-A-1, Class 1-A-R, Class 1-A-LR, Class 2-A-1, Class CB-IO, Class 3-A-1, Class 3-IO, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class 15-IO, Class PO, Class 30-B-1, Class 30-B-2, Class 30-B-3, Class 15-B-1, Class 15-B-2 and Class 15-B-3 (the "Offered Certificates"), having an aggregate original principal balance of $333,241,745.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated December 23, 2003, among the Registrant, Bank of America, N.A., as servicer ("BANA") and Wells Fargo Bank Minnesota, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2003-11, Class SES, Class 30-B-4, Class 30-B-5 Class 30-B-6, Class 15-B-4, Class 15-B-5 and Class 15-B-6 Certificates, having an aggregate initial principal balance of $4,079,803.00 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

As of the date of initial issuance, the Offered Certificates evidenced an approximate 98.79% undivided interest in a trust (the "Trust"), consisting principally of five pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates distributions on which are subordinated to distributions on the Offered Certificates.

Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the related Pool Distribution Amount is sufficient therefor.

Elections will be made to treat the Trust as two separate REMICs for federal income tax purposes (the "Upper-Tier REMIC" and the "Lower-Tier REMIC" and each a "REMIC"). The Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 3-IO, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class 30-B-1, Class 30-B-2, Class 30-B-3, Class 30-B-4, Class 30-B-5, Class 30-B-6, Class 15-B-1, Class 15-B-2, Class 15-B-3, Class 15-B-4, Class 15-B-5 and Class 15-B-6 Certificates and each Class IO, Class PO and Class SES Component will be treated as "regular interests" in the REMIC and the Class 1-A-R and Class 1-A-LR Certificates will be treated as the "residual interest" in the Upper-Tier REMIC and the Lower-Tier REMIC, respectively.

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ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (EX-4) Pooling and Servicing Agreement, dated December 23, 2003, among Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank Minnesota, National Association, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BANC OF AMERICA MORTGAGE SECURITIES, INC.


December 23, 2003



                                    By:   /s/ Judy Lowman
                                       --------------------------------------
                                       Name:  Judy Lowman
                                       Title: Vice President

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                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (EX-4)               Pooling and Servicing Agreement,               E
                        dated December 23, 2003 among
                        Banc of America Mortgage
                        Securities, Inc., Bank of
                        America, N.A. and Wells Fargo
                        Bank Minnesota, National
                        Association, as trustee.